Income Taxes	12 Months Ended
Jan. 31, 2023
Income Taxes.
Income Taxes

Note 18 - Income Taxes

Income before income taxes is earned in the following tax jurisdictions:

	January 31,	January 31,	January 31,
Year Ended	2023	2022	2021

Canada	49,158	36,312	31,307
United States	51,268	32,338	26,072
Other countries	33,302	33,960	12,990
	133,728	102,610	70,369

Income tax expense is incurred in the following jurisdictions:

	January 31,	January 31,	January 31,
Year Ended	2023	2022	2021
Current income tax expense
Canada	9,673	1,817	1,875
United States	13,085	8,689	(3,050)
Other countries	5,490	4,308	4,921
	28,248	14,814	3,746
Deferred income tax expense (recovery)
Canada	5,059	8,381	7,047
United States	(1,888)	1,941	9,537
Other countries	73	(8,808)	(2,061)
	3,244	1,514	14,523
	31,492	16,328	18,269

Income tax expense for 2023, 2022 and 2021 was 24%, 16% and 26% of income before income taxes, respectively, with current income tax expense being 21%, 14% and 5% of income before income taxes, respectively.

Current income tax expense increased in 2023 compared to 2022 primarily due to the impact of the loss restriction rules in the UK and lower tax attributes available in Canada and US to deduct against income, in 2023.

Current income tax expense increased in 2022 compared to 2021 primarily due to a current tax recovery in 2021 related to a voluntary change in accounting for deferred revenue for income tax purposes in the United States elected by the Company.

Deferred income tax expense increased in 2023 compared to 2022 primarily due to a release in valuation allowances on tax losses carried forward in the comparative period, partially offset against a recovery of certain deferred tax attributes in the US recorded in 2023, as well as normal course changes in timing differences in Canada.

Deferred income tax expense decreased in 2022 compared to 2021 primarily due to additional deferred tax expense in 2021 related to a voluntary change in accounting for deferred revenue for income tax purposes in the United States elected by the Company as well as a release in valuation allowances recorded in 2022 related to tax losses in EMEA carried forward from previous periods.

The components of the deferred income tax assets and liabilities are as follows:

	January 31,	January 31,
	2023	2022
Assets
Accrued liabilities not currently deductible	5,506	5,408
Accumulated net operating losses	7,577	10,594
Corporate minimum taxes	—	2,346
Difference between tax and accounting basis of property and equipment	7,400	12,021
Research and development expenditures and tax credits	3,339	1,172
Total deferred income tax assets	23,822	31,541
Liabilities
Difference between tax and accounting basis of intangible assets	(42,958)	(47,255)
Temporary difference on equity derivative	(3,077)	(2,886)
Total deferred income tax liabilities	(46,035)	(50,141)
Net deferred income taxes	(22,213)	(18,600)
Valuation allowance	(1,704)	(1,961)
Net deferred income taxes, net of valuation allowance	(23,917)	(20,561)

As at January 31, 2023, we have not accrued for foreign withholding taxes and Canadian income taxes applicable to approximately $755.0 million of unremitted earnings of subsidiaries operating outside of Canada. These earnings, which we consider to be invested indefinitely, will become subject to these taxes if and when they are remitted as dividends or if we sell our stock in the subsidiaries. If we decide to repatriate the foreign earnings, we would need to adjust our income tax provision in the period we determined that the earnings will no longer be indefinitely invested outside Canada.

The provision (recovery) for income taxes varies from the expected provision at the statutory rates for the reasons detailed in the table below:

	January 31,	January 31,	January 31,
Year Ended	2023	2022	2021
Income before income taxes	133,728	102,610	70,369

Combined basic Canadian statutory rates	26.5%	26.5%	26.5%

Income tax expense based on the above rates	35,438	27,192	18,648
Increase (decrease) in income taxes resulting from:
Permanent differences	590	3,467	875
Effect of differences between Canadian and foreign tax rates	(1,859)	(1,855)	(600)
Effect of rate changes on current year timing differences	(219)	(1,085)	(1,063)
Adjustments relating to previous periods	(972)	(569)	(1,034)
Increase (decrease) in accruals for uncertain tax positions	(1,181)	(849)	1,289
Valuation allowance	(155)	(9,102)	254
Stock based compensation	—	—	100
Other, including foreign exchange	(150)	(871)	(200)
Income tax expense	31,492	16,328	18,269

We have income tax loss carry forwards which expire as follows:

		United
Expiry year	Canada	States	EMEA	Asia Pacific	Total
2024	—	—	—	175	175
2025	—	—	—	63	63
2026	—	—	—	—	—
2027	—	279	34	449	762
2028	—	138	—	85	223
Thereafter	8,128	882	19,504	385	28,899
	8,128	1,299	19,538	1,157	30,122

The following is a tabular reconciliation of the total estimated liability associated with uncertain tax positions taken:

	January 31,	January 31,
	2023	2022
Liability, beginning of year	7,354	8,393
Gross increases – current period	640	333
Lapsing due to statutes of limitations	(1,874)	(1,372)
Liability, end of year	6,120	7,354

We have identified accruals of $6.1 million with respect to uncertain tax positions as at January 31, 2023. It is possible that these accruals for uncertain tax positions will not be required in which case up to $6.1 million of the recorded liability will decrease the effective tax rate in future years if this liability is reversed. We believe that it is reasonably possible that $1.9 million of the uncertain tax positions could decrease tax expense in the next 12 months relating primarily to tax years becoming statute barred for purposes of future tax examinations by local taxing jurisdictions.

We recognize accrued interest and penalties related to uncertain tax positions as a current tax expense. As at January 31, 2023 and January 31, 2022, the unrecognized tax positions have resulted in no material liability for estimated interest and penalties.

Descartes and our subsidiaries file their tax returns as prescribed by the tax laws of the jurisdictions within which they operate. We are no longer subject to income tax examinations by tax authorities in our major tax jurisdictions as follows:

Years No Longer Subject to
Audit
Tax Jurisdiction
United States Federal	2019 and prior
Canada	2017 and prior
United Kingdom	2019 and prior
Sweden	2020 and prior
Norway	2016 and prior
Netherlands	2015 and prior
Belgium	2020 and prior
Germany	2017 and prior
Switzerland	2018 and prior
Brazil	2018 and prior